PERSPECTIVE II (09/17) Primary Owner First Name Middle Name Last Name Non-Natural Owner/Entity Name (if applicable) Social Security Number Date of Birth Email Address Phone Number (include area code) Linking/BIN/Brokerage Acct. Number (if applicable) (mm/dd/yyyy) Page 1 of 12 V7173 09/17 Home Office: Lansing, Michigan www.jackson.com INDIVIDUAL VARIABLE AND FIXED ICC16 VDA 775 09/16 Individual/Joint Corporation/Pension PlanCustodian Government Entity ANNUITY APPLICATION (VA620) Jackson pre-assigned Contract Number Tax ID Numberor Trust (print clearly) Sex Male Female U.S. Citizen Yes No (if applicable) Physical Address Line 1 (No P.O. Boxes) Physical Address City State ZIP Mailing Address Line 1 Mailing Address City State ZIP Physical Address Line 2 Mailing Address Line 2 Customer Care: 800-873-5654 Bank or Financial Institution Customer Care: 800-777-7779 Fax: 800-943-6761 Hours: 8:00 a.m. to 8:00 p.m. ET Email: customercare@jackson.com First Class Mail: P.O. Box 30314 Lansing, MI 48909-7814 Overnight Mail: 1 Corporate Way Lansing, MI 48951 PLEASE PRINT CLEARLY Type of Ownership: Please see the Good Order Checklist for additional requirements. For entity owned, tax qualified contracts (except for Trust owned), the entity owner's W-9 or substitute W-9 should be on file prior to taking a distribution. If not, the distribution may require the mandatory IRA Foreign Withholding.

Page 2 of 12 V7173 09/17 LONG-TERM SMART ICC16 VDA 775 09/16 First Name Middle Name Last Name Relationship to Owner Social Security Number Email Address Phone Number (include area code) (print clearly) Sex Male Female U.S. Citizen Yes No Physical Address Line 1 (No P.O. Boxes) City State ZIP Line 2 Date of Birth (mm/dd/yyyy) First Name Middle Name Last Name Social Security Number Phone Number (include area code) Sex Male Female U.S. Citizen Yes No Physical Address Line 1 (No P.O. Boxes) City State ZIP Line 2 Date of Birth (mm/dd/yyyy) Contingent Annuitant No Joint Annuitant First Name Middle Name Last Name Relationship to Primary Annuitant Social Security Number Phone Number (include area code) Sex Male Female U.S. Citizen Yes No Physical Address Line 1 (No P.O. Boxes) City State ZIP Line 2 Date of Birth (mm/dd/yyyy) Joint Owner Primary Annuitant Joint/Contingent Annuitant Complete this section if different than Owner. If Primary Annuitant section is left blank, the Annuitant will default to the Owner. Contingent Annuitant must be Annuitant's spouse. Available only on a Qualified plan custodial account when electing a Joint GMWB. Complete this section if different than Joint Owner. If Joint Annuitant section is left blank, the Joint Annuitant will default to the Joint Owner. In the case of Joint Owners, all correspondence and required documentation will be sent to the address of the Primary Owner.

LONG-TERM SMART Page 3 of 12 V7173 09/17ICC16 VDA 775 09/16 Beneficiary(ies) Primary %Percentage ofDeath Benefit First Name Middle Name Last Name Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) Physical Address Line 1 (No P.O. Boxes) City State ZIP Line 2 Social Security Number Relationship to OwnerDate of Birth (mm/dd/yyyy) Primary %Percentage ofDeath Benefit First Name Middle Name Last Name Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) Physical Address Line 1 (No P.O. Boxes) City State ZIP Line 2 Social Security Number Relationship to OwnerDate of Birth (mm/dd/yyyy) Primary %Percentage ofDeath Benefit First Name Middle Name Last Name Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) Physical Address Line 1 (No P.O. Boxes) City State ZIP Line 2 Social Security Number Relationship to OwnerDate of Birth (mm/dd/yyyy) Contingent Contingent Sex Male Female Sex Male Female Sex Male Female It is required for Good Order that the Death Benefit Percentage be whole numbers and must total 100% for each beneficiary type. If Percentage of Death Benefit is left blank, all beneficiaries will receive equal shares. Please use form X3041 for additional beneficiaries.

Annuity Type Page 4 of 12 V7173 09/17 LONG-TERM SMART ICC16 VDA 775 09/16 Premium Payment Select method of payment and note approximate amount: External Transfer Check Attached Wire Internal Transfer IRA - Traditional* Roth IRA* Other: SEP Roth Conversion *Tax Contribution Years and Amounts: Year: $ Non-Tax Qualified Statement Regarding Existing Policies or Annuity Contracts Are you replacing an existing life insurance policy or annuity contract? NoYes Stretch IRA Non-Qualified Stretch Year: $ Transfer Information Company releasing funds Account number $ $ Full Partial Full Partial Yes No Yes No IRC 1035 Exchange Direct Transfer Non-1035 Exchange Non-Direct RolloverDirect Rollover Non-Qualified Plan Types: All Other Plan Types: Annuitization/Income Date Specify Income Date (mm/dd/yyyy) 403(b) TSA (Please select one) Check In Transit Maturity date It is required for Good Order that this entire section be completed. COMPLETE X0512 " REPLACEMENT OF LIFE INSURANCE OR ANNUITIES" WHERE REQUIRED (must be dated on or before the Application Sign Date to be in Good Order). $ $ $ $ Notice to Producer/Representative: If the Applicant does have existing life insurance policies or annuity contracts you must present and read to the Applicant the Replacement of Life Insurance or Annuities form (X0512 - state variations apply) and return the notice, signed by both the Producer/Representative and Applicant, with the Application. I (We) do have existing life insurance policies or annuity contracts. I (We) do not have existing life insurance policies or annuity contracts. Anticipated transfer amount Transfer Type Client Initiated Please check the appropriate box(es) under the " Transfer Type" and " Client Initiated" headings. Jackson will only request the funds if the " Client Initiated" section is left blank or checked " No." If an Annuitization/Income Date is not specified, the Company will default to the Latest Income Date as shown in the Contract. One account number per box. Please also submit form X3783 for external transfers. I (We) certify that with regard to Jackson National Life Insurance Company (Jackson) or any other company: $

Premium Allocation Page 5 of 12 V7173 09/17 LONG-TERM SMART ICC16 VDA 775 09/16 Systematic Investment (periodic premium reallocation programs) 12-month 6-month % ($15,000 contract minimum) (030) (032) % Traditional Investments Equity Investments JNL/American Funds Growth-Income (342) JNL/BlackRock Large Cap Select (102) JNL/DFA U.S. Core Equity (115) JNL/Franklin Templeton Founding Strategy (062) JNL Multi-Manager Small Cap Value (208) JNL/American Funds Blue Chip Income and (339)Growth JNL/Franklin Templeton Income (075)JNL Multi-Manager Small Cap Growth (116) Equity Investments (cont. from previous column) % Traditional Investments JNL Multi-Manager Mid Cap (663) JNL/PPM America Small Cap Value (294) JNL/PPM America Value Equity (106) JNL/American Funds Balanced (150) Equity Investments (cont. from previous column) % Traditional Investments Small Cap Growth (195) JNL/Invesco JNL/JPMorgan MidCap Growth (101) JNL/Mellon Capital S&P 400 MidCap (124) JNL/Mellon Capital S&P 500 Index (123) JNL/Mellon Capital Small Cap Index (128) JNL/MFS Mid Cap Value (207) JNL/PPM America Mid Cap Value (293) JNL/Mellon Capital (145)Dow Index JNL/Mellon Capital Nasdaq 100 Index (222) Mid Cap Value (132) JNL/Invesco JNL/Franklin Templeton Mutual Shares (064) JNL/The Boston Company Equity Income (606) JNL/ClearBridge Large Cap Growth (364) JNL/Invesco Diversified Dividend (365) JNL/Mellon Capital S&P 1500 Growth (366)Index JNL/Mellon Capital S&P 1500 Value Index (367) JNL/T. Rowe Price Value (149) Established Growth (111) JNL/T. Rowe Price JNL/T. Rowe Price Mid-Cap Growth (112) Growth Index Tell us how you want your annuity Premiums invested. Whole percentages only. TOTAL ALLOCATION MUST EQUAL 100%. Total number of allocation selections may not exceed 99. Please read the Important Information related to Systematic Investments in the Notice to Applicant section on page 11. Automatic Rebalancing. The 3-, 5- and 7-Year Fixed Account Options are not available for Automatic Rebalancing. Frequency: Monthly Quarterly Semiannually Annually Start Date (mm/dd/yyyy): OR Immediately after issue. Only the Investment Division(s) and the 1-Year Fixed Account Option (subject to availability) as selected in the Premium Allocation section will participate in Automatic Rebalancing. If DCA+ allocation is 100%, use the Premium Allocation section below to allocate your Designated Option(s). If DCA+ allocation is less than 100%, use Systematic Investment Form (V2375) to allocate your Designated Option(s). Special Dollar Cost Averaging (DCA+) Other Systematic Investment Options may be available. Please see Systematic Investment form (V2375). Note: If no start date is selected, the program will begin one month/quarter/half-year/year (depending on the frequency you select) from the date Jackson applies the initial Premium payment. If no frequency is selected, the frequency will be annual. If the start date indicated is on day 29, 30, or 31 of a month, but the frequency at which the transfer will occur does not always include this date, Jackson will default the start date and all subsequent transfer dates to the 28th. If selected, the total number of elections in the Premium Allocation section may not exceed 98. The 6- or 12-month DCA+ account will earn interest at the rate of the 1-Year Fixed Account Option unless a promotional rate applies. PREMIUM ALLOCATIONS CONTINUED ON PAGES 6 AND 7.

LONG-TERM SMART (Cont. from page 5)Premium Allocation ICC16 VDA 775 09/16 Page 6 of 12 V7173 09/17 % Traditional Investments Specialty JNL/Mellon Capital (243)10 x 10 JNL/Mellon Capital European 30 (299) JNL/Mellon Capital Index 5 (242) JNL/Mellon Capital JNL 5 (224) JNL/Mellon Capital Pacific Rim 30 (298)% Traditional Investments International JNL/American Funds International (343) New World (344) JNL/American Funds JNL/Causeway Value Select (126) JNL/Franklin Templeton International Small Cap Growth (250) JNL/Invesco China-India (273) JNL/Invesco International Growth (113) JNL/DoubleLine CAPE (659) JNL/Mellon Capital S&P SMid 60 (248) JNL/S&P 4 (292) JNL/S&P Advantage (274) JNL/S&P Income & Growth (278) JNL/S&P Intrinsic Value (279) JNL/S&P (363) JNL/S&P (280) % Traditional Investments Sector JNL/Mellon Capital Consumer Discretionary Sector (185) JNL/Mellon Capital Financial Sector (189) JNL/Mellon Capital Healthcare Sector (188) JNL/Mellon Capital Industrials Sector (369) JNL/Mellon Capital Information Technology (187) Equity Investments (cont. from previous page) % Traditional Investments (104) JNL/WMC JNL/WMC (179) JNL/American Funds Global Small (341)Capitalization (069)Global JNL/Franklin Templeton JNL/Mellon Capital MSCI KLD 400 (667)Social Index JNL/Vanguard Capital Growth (373) JNL/Vanguard Equity Income (374) JNL/Vanguard Small Company (376) (668) Growth JNL/Vanguard U.S. Stock Market Index JNL/Harris Oakmark Global Equity (656) JNL/Mellon Capital Consumer Staples Sector (368) Sector JNL/Mellon Capital Materials Sector (370) % Traditional Investments International (cont. from previous column) JNL/Mellon Capital Real Estate Sector (371) Total Yield Mid 3 Balanced Value JNL/Vanguard International Stock Market Index (670) JNL/Vanguard International (375) JNL/Mellon Capital MSCI World Index (183) JNL/Mellon Capital Emerging Markets Index (349) JNL/Mellon Capital International Index (129) International JNL/Mellon Capital Energy Sector (190) Competitive Dividend Shiller Enhanced JNL/Oppenheimer Global Growth (173) Total number of allocation selections may not exceed 99. Tell us how you want your annuity Premiums invested. Whole percentages only. TOTAL ALLOCATION MUST EQUAL 100%. PREMIUM ALLOCATIONS CONTINUED ON PAGE 7.

Premium Allocation Page 7 of 12 V7173 09/17 LONG-TERM SMART ICC16 VDA 775 09/16 (Cont. from pages 5 and 6) % Tactically Managed Strategies % Alternative Investments (068) JNL/Invesco Global Real Estate (206) Resources (066) JNL/BlackRock Global Infrastructure and MLP (347) JNL/Brookfield JNL/BlackRock Global Allocation (345) JNL/FPA + DoubleLine (305)Flexible Allocation % Asset Allocation JNL Conservative Allocation (380) JNL Moderate Allocation (381) JNL Moderate Growth Allocation (070) JNL/American Funds Moderate Growth (357) Growth Allocation (358) JNL/American Funds JNL/S&P Managed (227) JNL/S&P Managed Moderate (226) JNL/S&P Managed Moderate (117) JNL/S&P Managed Growth (118) JNL/S&P Managed Aggressive (119) % Fixed Account Options 3-Year 1-Year 5-Year 7-Year (041) (043) (045) (047) JNL/AQR Large Cap Relaxed Constraint Equity JNL/T. Rowe Price Capital Appreciation (637) JNL/DFA Moderate Growth JNL/DFA Growth Allocation (665) (664) Global Natural JNL/FAMCO Flex Core (398)Covered Call JNL Growth Allocation (071) JNL Aggressive Growth Allocation (072) Allocation Allocation JNL/Vanguard Moderate Allocation (672) Allocation Moderate Growth JNL/Vanguard (673) JNL/Vanguard Growth Allocation (674) % Traditional Investments Fixed Income JNL/American Funds Global Bond (340) JNL/Crescent High Income (660) JNL/Franklin Templeton Global Multisector Bond (348) JNL/Goldman Sachs Core Plus Bond (110) U.S. Government & Quality Bond (109) JNL/JPMorgan JNL/DoubleLine Total Return (636) Bond Index (133) JNL/Mellon Capital JNL/Neuberger Berman Strategic Income (361) JNL/PIMCO Real Return (078) JNL/PPM America Floating Rate Income (346) JNL/PPM America High Yield Bond (136) JNL/PPM America Total Return (662) JNL/T. Rowe Price Short-Term Bond (076) Government (107) JNL/WMC JNL/PIMCO Credit Income (604) JNL/DoubleLine Core Fixed Income (127) JNL/PIMCO Income (372) Money Market JNL/Vanguard Global Bond Market Index (671) % Asset Allocation Alt 50 (303) JNL Institutional JNL Institutional Alt 25 (301) (cont. from previous column) Conservative Growth Growth Tell us how you want your annuity Premiums invested. Whole percentages only. TOTAL ALLOCATION MUST EQUAL 100%. Total number of allocation selections may not exceed 99. NOTE: The Contract permits Jackson, without advance notice (state variations may apply), to restrict the amount of Premium payments into, and the amount and frequency of transfers between, into and from, any Fixed Account Option; to close any Fixed Account Option; and to require transfers from a Fixed Account Option. Accordingly, you should consider whether investment in a Fixed Account Option is suitable given your investment objectives.

LONG-TERM SMART Page 8 of 12 V7173 09/17ICC16 VDA 775 09/16 Optional Guaranteed Minimum Withdrawal Benefits Optional Benefits are continued on page 9. LifeGuard Freedom Flex For Life GMWB with Annual Step-Up (Ages 35-80) 5% 6% Bonus%: 7% Level 1 Income Stream Level (GAWA%) : Level 2 Level 3 AND LifeGuard Freedom 6 Net w/ Joint Option Joint For Life GMWB with Bonus, Annual Step-Up, and Earnings-Sensitive Withdrawal Amount (Ages 35-80) 1,3,4,5 Level 1 Level 2 Level 3 2 Income Stream Level (GAWA%) :2 Level 4 Level 5 LifeGuard Freedom Flex w/ Joint Option Joint For Life GMWB with Annual Step-Up (Ages 35-80) Bonus%: Income Stream Level (GAWA%) :AND 2 5% Level 1 Level 26% 7% Level 3 1,3,4,5 1,6LifeGuard Freedom Flex DB For Life GMWB with 6% Bonus, Annual Step-Up, and Death Benefit (Ages 35-72) Income Stream Level (GAWA%) : Level 1 Level 2 Level 3 2 LifeGuard Freedom 6 Net For Life GMWB with Bonus, Annual Step-Up, and Earnings-Sensitive Withdrawal Amount (Ages 35-80) Level 1 Level 2 Level 3 Level 4 Level 5 Income Stream Level (GAWA%) :2 MarketGuard Stretch GMWB (Ages 0-80) 7 AutoGuard 5 5% GMWB with Annual Step-Up (Ages 0-80) 1 1 1 Original Owner's Date of Death (mm/dd/yyyy) Level 4 Level 5 Optional GMWB Benefits: Additional charges will apply. Please see the prospectus for details. Election Age limitations apply based on the age of the Owner(s) or Covered Lives. All optional GMWB benefits may not be available in all states and once selected cannot be changed. May select only one For Life GMWB or GMWB. May not be selected on beneficiary Stretches or Non-Qualified Stretches. Availability of the Income Stream Levels (Guaranteed Annual Withdrawal Amount percentage (GAWA%) table options) are subject to change. Please consult your representative for availability. Varying charges apply. For Non-Qualified plans, spousal joint ownership required unless non-natural owner, then spousal joint annuitants required. Please ensure the Joint Owner section on page 2 (including the "Relationship to Owner" box) is properly completed. For Qualified plans, excluding custodial accounts, 100% primary spousal Beneficiary designation is required. Please ensure the Primary Beneficiary section on page 3 (including the "Relationship to Owner" box) is properly completed. For Qualified plan custodial accounts, Annuitant's spouse must be designated as Contingent Annuitant. May not be selected in combination with an Optional Death Benefit on page 9. May only be selected on beneficiary Stretches and Non-Qualified Stretches. May not be selected in combination with an Optional Death Benefit or EarningsMax on page 9. Must select both a Bonus and Income Stream Level for Good Order. (Must select one) Must select both a Bonus and Income Stream Level for Good Order. (Must select one) (Must select one)

Optional Death Benefits LONG-TERM SMART ICC16 VDA 775 09/16 Page 9 of 12 V7173 09/17 Withdrawal Options 4-Year Withdrawal Charge Schedule (Ages 0-85) Earnings Protection Benefit EarningsMax (Ages 0-75) Other Optional Benefits 1 1, 2 Guaranteed Minimum Death Benefit With Highest Quarterly Anniversary Value Death Benefit Without Highest Quarterly Anniversary Value Death Benefit 3% Roll-Up Death Benefit1 (Ages 0-79) With Highest Quarterly Anniversary Value Death Benefit Without Highest Quarterly Anniversary Value Death Benefit 4% Roll-Up Death Benefit 1 (Ages 0-79) With Highest Quarterly Anniversary Value Death Benefit Without Highest Quarterly Anniversary Value Death Benefit 5% Roll-Up Death Benefit 1 (Ages 0-79) Highest Quarterly Anniversary Value Death Benefit1 (Ages 0-79) (4% if the Owner is age 70 or older on the date of issue) (3% if the Owner is age 70 or older on the date of issue) (2% if the Owner is age 70 or older on the date of issue) If no Optional Death Benefit is selected your beneficiary(ies) will receive the standard death benefit. Please see the prospectus for details. Optional Death Benefits and Other Optional Benefits: Additional charges will apply. Please see the prospectus for details. Election Age limitations apply based on the age of the Owner(s) or Covered Lives. All optional benefits may not be available in all states and once selected cannot be changed. If selected, Premium payments will not be accepted after the first Contract Year. May select only one GMDB. May not be selected on beneficiary Stretches, Non-Qualified Stretches or in combination with MarketGuard Stretch on page 8. May not be selected on beneficiary Stretches, Non-Qualified Stretches or in combination with LifeGuard Freedom Flex DB or MarketGuard Stretch on page 8. Notice to Producer/Representative only: If selected, all Program Options may not be available.

Page 10 of 12 V7173 09/17ICC16 VDA 775 09/16 LONG-TERM SMART Telephone/Electronic Transfer Authorization Authorized Caller First Name Middle Name Last Name Social Security Number Date of Birth (mm/dd/yyyy) Electronic Delivery Authorization Transaction confirmations Annual and Semiannual reportsProspectuses and prospectus supplements Other Contract-related correspondence ALL DOCUMENTS Do you consent to Electronic Delivery of Documents? Yes No By checking " Yes," I (we) authorize Jackson to accept instructions to initiate or discontinue Systematic Investment options (Rebalancing, Dollar Cost Averaging, Earnings Sweep) or transfer contract values between investment options via telephone, internet, or other electronic medium from me, or in the case of Joint Owners, from any Joint Owner, or from my (our) Producer/Representative, subject to Jackson's administrative procedures. Do you consent to Telephone/Electronic Transfer Authorization? Yes No I (We) release Jackson, its affiliates, subsidiaries, and agents from all damages related in any way to its acting upon any unauthorized telephone/electronic instruction. I (We) understand and agree that Jackson reserves the right to terminate or modify these telephone/electronic privileges at any time, without cause and without notice to me (us). This authorization is not extended to Authorized Callers. If you want to authorize an individual other than your Producer/Representative to receive Contract information via telephone, please list that individual's information here. This authorization is not extended to Telephone/ Electronic Transfer Authorization. If no election is made, Jackson will default to " No." My email address is: I (We) will notify the company of any new email address. If no election is made, Jackson will default to " No." Selection of "ALL DOCUMENTS" excludes quarterly statements. Check the box(es) next to the types of documents you wish to receive electronically. If Electronic Delivery is authorized, but no document type is selected, the selection will default to "All Documents." This consent will continue until revoked and will cover delivery to you in the form of an email or by notice to you of a document's availability on Jackson's website. For jointly owned contracts, all Joint Owners are consenting to electronic delivery and use of the single email address above. Please contact the appropriate Jackson Service Center or go to www.jackson.com to update your email address, revoke your consent to electronic delivery or request paper copies. Certain types of correspondence may continue to be delivered by the United States Postal Service for compliance reasons. Registration on Jackson's website (www.jackson.com) is required for electronic delivery of Contract-related correspondence. The computer hardware and software requirements that are necessary to receive, process and retain electronic communications that are subject to this consent are as follows: To view and download material electronically, you must have a computer with internet access, an active email account and Adobe Acrobat Reader. If you don't already have Adobe Acrobat Reader, you can download it free from www.adobe.com. There is no charge for electronic delivery of electronic communications, although you may incur the costs of internet access and of such computer and related hardware and software as may be necessary for you to receive, process and retain electronic documents and communications from Jackson. Please make certain you have given Jackson a current email address. Also let Jackson know if that email address changes. We may need to notify you of a document's availability through email. You may request paper copies, whether or not you consent or revoke your consent for electronic delivery, at any time and for no charge. Even if you have given us consent, we are not required to make electronic delivery and we have the right to deliver any documents or communications in paper form. Please provide one email address and print clearly. If you authorize E-delivery but do not provide an email address or the address is illegible, E-delivery will not be initiated.

Client Acknowledgments Page 11 of 12 V7173 09/17 LONG-TERM SMART ICC16 VDA 775 09/16 Notice to Applicant Owner's Signature Date Signed (mm/dd/yyyy) State where signed Owner's Title (required if owned by an Entity) Date Signed (mm/dd/yyyy)Joint Owner's Signature Date Signed (mm/dd/yyyy) Date Signed (mm/dd/yyyy) Annuitant's Signature (if other than Owner) Joint Annuitant's Signature (if other than Joint Owner) Client Signatures State where signed 1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded. 2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct. 3. I (We) certify that the date of birth of the Owner and any Joint Owner, primary spousal Beneficiary, Annuitant, Joint Annuitant, or Contingent Annuitant, if applicable, stated in this application is (are) true and correctly recorded. 4. I (We) understand that annuity benefits, death benefit values, and withdrawal values, if any, when based on the investment experience of an Investment Division in the separate account of Jackson, are variable and may be increased or decreased, and the dollar amounts are not guaranteed. 5. I (We) have been given a current prospectus for this variable annuity and for each available Investment Division. 6. The Contract I (we) have applied for is suitable for my (our) insurance and investment objectives, financial situation and needs. 7. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value. 8. I (We) understand that the Contract's Fixed Account Minimum Interest Rate will be redetermined each Redetermination Date. The redetermined rate, which may be higher or lower than the Initial Fixed Account Minimum Interest Rate, will apply for that entire Redetermination Period. 9. I (We) understand that allocations to the Fixed Account Options, with certain exceptions, are subject to an adjustment if withdrawn or transferred prior to the end of the applicable period, which may reduce amounts withdrawn or transferred. 10. I (We) understand that Jackson issues other annuities with similar features, benefits, limitations and charges. I (We) have discussed the alternatives with my (our) financial representative. Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law. Not FDIC/NCUA Insured Not Bank/CU guaranteed May lose value Not a deposit Not insured by any federal agency It is required for Good Order that all applicable parties to the Contract sign here. Important Information related to Systematic Investments: Systematic Investing does not ensure a profit or protect against loss in a declining market. Principal value and investment return of the Investment Divisions will fluctuate with changes in market conditions. When redeemed, unit values may be more or less than the original purchase price. Please see the prospectus for additional information related to Systematic Investment options.

Page 12 of 12 V7173 09/17 LONG-TERM SMART ICC16 VDA 775 09/16 Producer/Representative Acknowledgments I certify that: I did not use sales material(s) during the presentation of this Jackson product to the applicant. I used only Jackson-approved sales material(s) during the presentation of this Jackson product to the applicant. In addition, copies of all approved sales material(s) used during the presentation were left with the applicant. Producer/Representative #1 Signature Date Signed(mm/dd/yyyy) First Name Middle Name Last Name Email Address Business Phone Number (include area code) Jackson Prod./Rep. No. Producer/Representative Name #2 Producer/Representative Name #3 Jackson Producer/Representative No. Jackson Producer/Representative No. Percentage Percentage % % Percentage % (print clearly) Program Options A B C D E Extension Producer/Representative Name #4 Jackson Producer/Representative No. Percentage % Complete this certification regarding sales material section only if: Your client has other existing policies or annuity contracts AND Will be either terminating any of those existing policies or using the funds from existing policies to fund this new Contract. By signing this form, I certify that: 1. I am authorized and qualified to discuss the Contract herein applied for. 2. I have fully explained the Contract to the client, including Contract restrictions and charges and I believe this transaction is suitable given the client's financial situation and needs. 3. The Producer/Representative's Certification Regarding Sales Material has been answered correctly. 4. I have read Jackson's Position With Respect to the Acceptability of Replacements (XADV5790) and ensure that this replacement (if applicable) is consistent with that position. 5. The applicant's Statement Regarding Existing Policies or Annuity Contracts has been answered correctly to the best of my knowledge and belief. 6. The applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate to the best of my knowledge and belief. 7. I have complied with requirements for disclosures and/or replacements as necessary. Program Options Note: If no option is indicated, the designated default will be used. If more than one Producer/Representative is participating in a Program Option on this case, please provide the additional Producer/Representative names, Jackson Producer/Representative numbers and percentages for each (producers # 1-4 totaling 100%). If Percentage is left blank, all Producer/Reps will receive equal shares.